Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS SECOND QUARTER 2007 EARNINGS, $252 MILLION OF

INVESTMENTS AND A $128 MILLION STRATEGIC SALE

(NEWPORT BEACH, California, August 1, 2007)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced its second quarter and six months 2007 operating results and investment activity.

“The second quarter and first half of 2007 have been very successful based on investments, operating results and strategic asset sales,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “We closed $252 million of accretive investments in the second quarter, bringing our total for the first half of the year to $535 million. Year to date revenues are up 40% and FFO per share increased by 5%. In addition, following through on one of our strategic initiatives, we took the opportunity to improve the overall quality of our portfolio by selling at an 8.5% rent cap rate a 35-year old portfolio of 35 Texas skilled nursing facilities. This sale reduced the average age of our skilled portfolio, improved its quality mix and resulted in a gain of $60 million,” Mr. Pasquale added.

2007 SECOND QUARTER RESULTS

The following table presents selected financial results for the second quarter of 2007 as compared to the second quarter of 2006:

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended June 30,

Item	2007	2006	Change
Revenues	$80,795	$59,328	$21,467	36.2%
Income from continuing operations	$24,345	$15,962	$8,383	52.5%
Net Income	$87,433	$23,029	$64,404	279.7%
Diluted Income from Continuing Operations Available to Common Stockholders Per Share	$0.23	$0.16	$0.07	43.8%
Diluted Income Available to Common Stockholders Per Share	$0.93	$0.26	$0.67	257.7%
Diluted FFO	$48,576	$38,158	$10,418	27.3%
Diluted FFO Per Share	$0.51	$0.48	$0.03	6.3%

Six Months Ended June 30,
Revenues	$156,705	$112,320	$44,385	39.5%
Income from continuing operations	$47,888	$30,520	$17,368	56.9%
Net Income	$113,480	$51,102	$62,378	122.1%
Diluted Income from Continuing Operations Available to Common Stockholders Per Share	$0.45	$0.32	$0.13	40.6%
Diluted Income Available to Common Stockholders Per Share	$1.18	$0.61	$0.57	93.4%
Diluted FFO	$95,287	$73,364	$21,923	29.9%
Diluted FFO Per Share	$1.01	$0.96	$0.05	5.2%

Funds From Operations (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

These results include gains on the sale of certain assets shown in the accompanying income statement that caused the net income results in 2007 to be significantly higher than in 2006. Income from continuing operations does not include the gains on sale or the operations of facilities sold that qualified as discontinued operations for any period presented in the accompanying income statement.

NEW INVESTMENTS

The following tables summarize our second quarter and year-to-date investment activity, with a significant number of approved investments in all our asset types already in the third and fourth quarter closing queues:

SECOND QUARTER 2007 CLOSED INVESTMENTS

Type	Amount	Unit Price	Cap Rate	Initial Yield	CPI Ups	DARM Cover
	(millions)	(thousands)
Senior Housing	$121	$80	7.7%	8.3%	2.8%	1.2x
Long-Term Care	$61	$49	14.5%	9.9%	2.0%	2.0x
Medical Office	$23	$156/sf	7.6%	7.6%
Subtotal	$205
Loans	$47			10.9%
Total	$252
2007 CLOSED INVESTMENTS
Type	Amount	Unit Price	Cap Rate	Initial Yield	CPI Ups	DARM Cover
	(millions)	(thousands)
Senior Housing	$200	$95	8.7%	8.3%	2.8%	1.3x
CCRC	$39	$74	11.1%	8.8%	2.5%	1.6x
Long-Term Care	$226	$92	11.3%	8.5%	2.3%	1.8x
Medical Office	$23	$156/sf	7.6%	7.6%
Subtotal	$488
Loans	$47			10.9%
Total	$535

Included in these numbers are third party investments financed through our joint venture which are broken out in the accompanying analyst information (which exclude the four facilities acquired by the joint venture from us for $41 million during the second quarter of 2007). Approximately 75% of the acquired loans mature in 2007 and 2008.

STRATEGIC ASSET SALE

On June 29, 2007, we sold 36 skilled nursing facilities, all but one of which was in Texas, and a related loan for $128 million. This portfolio represented our entire leased portfolio with Complete Care Services, Inc. The sales price represents a capitalization rate on our July 1, 2007 annualized rent of 8.5%. The portfolio had an average age of 35 years and resulted in a gain of $60 million and a $78 million reduction to our gross investments in skilled nursing facilities.

2007 FINANCING TRANSACTIONS

During the first six months of 2007, we issued approximately 4.3 million shares through our controlled equity offering program resulting in net proceeds of approximately $135 million.

2007 GUIDANCE

Notwithstanding the foregone rent associated with our strategic skilled nursing portfolio sale, we are maintaining the high end our full-year 2007 guidance range for FFO before impairments, acquisitions and capital transactions and are changing the range from between $2.02 and $2.07 per share to between $2.03 and $2.07 per share. A reconciliation between net income per share and FFO per share for the guidance range is included in the accompanying financial data.

Although we expect to continue making accretive acquisitions in 2007, this guidance incorporates no results from acquisitions other than those reported above, nor does it incorporate the impact of any future impairments that might arise. It also excludes any future capital transactions with the exception of approximately $13 million of expected stock issuances under our Dividend Reinvestment Plan during the remainder of

2007. This guidance assumes asset sales, mortgage loan receivable prepayments and other leakage during 2007 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast on Thursday, August 2, 2007 at 8:30 a.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended June 30, 2007. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 7227772 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 10:00 a.m. Pacific time that day until 9:00 p.m. Pacific time on Thursday, August 16, 2007. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 7227772. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing facilities, long-term care facilities and medical office buildings. The Company has investments in 524 facilities in 43 states. For more information on Nationwide Health Properties, Inc., visit our website at www.nhp-reit.com.

###

Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q filed with the SEC.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

JUNE 30, 2007

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Revenues:
Rental income
Triple net lease rent	$72,977	$53,978	$141,853	$102,091
Operating rent	2,810	2,506	5,573	4,423

	75,787	56,484	147,426	106,514
Interest and other income	5,008	2,844	9,279	5,806

	80,795	59,328	156,705	112,320
Expenses:
Interest & amortization of deferred financing costs	26,275	21,374	50,097	40,602
Depreciation and amortization	23,750	16,831	45,457	31,288
General and administrative	5,797	3,857	11,414	7,655
Medical office building operating expenses	1,785	1,383	3,206	2,382

	57,607	43,445	110,174	81,927

Income before minority interest and unconsolidated joint venture	23,188	15,883	46,531	30,393
Minority interest in net loss of consolidated joint ventures	81	79	63	127
Income from unconsolidated joint venture	477	—	695	—
Gain on sale of facilities to joint venture	599	—	599	—

Income from continuing operations	24,345	15,962	47,888	30,520

Discontinued operations
Gain on sale of facilities, net	61,180	1,616	61,246	8,826
Income from discontinued operations	1,908	5,451	4,346	11,756

	63,088	7,067	65,592	20,582

Net income	87,433	23,029	113,480	51,102
Preferred stock dividends	(3,791)	(3,790)	(7,581)	(7,581)

Income available to common stockholders	$83,642	$19,239	$105,899	$43,521

Per share amounts available to common stockholders:

Basic

Income from continuing operations	$0.23	$0.16	$0.45	$0.32
Discontinued operations	0.70	0.10	0.74	0.29

Income	$0.93	$0.26	$1.19	$0.61

Weighted average shares outstanding	89,761	74,719	88,979	71,543

Diluted

Income from continuing operations	$0.23	$0.16	$0.45	$0.32
Discontinued operations	0.70	0.10	0.73	0.29

Income	$0.93	$0.26	$1.18	$0.61

Weighted average shares outstanding	90,222	75,108	89,454	71,873

NATIONWIDE HEALTH PROPERTIES, INC.

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

JUNE 30, 2007

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net income	$87,433	$23,029	$113,480	$51,102
Preferred stock dividends	(3,791)	(3,790)	(7,581)	(7,581)
Real estate related depreciation and amortization	24,283	18,473	46,576	34,545
Depreciation in income from joint venture	368	—	532	—
Gains on sale of facilities	(61,779)	(1,616)	(61,845)	(8,826)

Funds From Operations (“FFO”) available to common stockholders (1)	46,514	36,096	91,162	69,240

Series B preferred dividend add-back	2,062	2,062	4,125	4,124

Diluted FFO	$48,576	$38,158	$95,287	$73,364

Diluted weighted average shares outstanding	90,222	75,108	89,454	71,873

Series B preferred stock add-back	4,704	4,685	4,701	4,684

Fully diluted weighted average shares outstanding	94,926	79,793	94,155	76,557

Diluted per share amounts:

FFO	$0.51	$0.48	$1.01	$0.96

Revenue in excess of cash rent	$761	$102	$1,698	$5

Non-cash stock-based compensation expense	$1,218	$651	$2,238	$1,194

Deferred finance cost amortization	$695	$643	$1,382	$1,197

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

JUNE 30, 2007

(IN THOUSANDS)

	June 30, 2007	December 31, 2006
ASSETS

Investments in real estate:
Real estate properties
Land	$292,338	$267,303
Buildings and improvements	2,744,528	2,581,484

	3,036,866	2,848,787
Less accumulated depreciation	(401,295)	(372,201)

	2,635,571	2,476,586
Mortgage loans receivable, net	135,437	106,929
Investment in unconsolidated joint venture	26,189	—

	2,797,197	2,583,515
Cash and cash equivalents	12,892	14,695
Receivables, net	9,081	7,787
Assets held for sale	194	9,484
Other assets	98,054	89,333

	$2,917,418	$2,704,814

LIABILITIES AND STOCKHOLDERS’ EQUITY

Credit facility	$210,000	$139,000
Senior notes due 2008 - 2038	866,500	887,500
Notes and bonds payable	333,305	355,411
Accounts payable and accrued liabilities	81,457	77,829

Total liabilities	1,491,262	1,459,740

Minority interest	1,230	1,265

Stockholders’ equity:
Series A preferred stock	90,049	90,049
Series B convertible preferred stock	106,445	106,450
Common stock	9,096	8,624
Capital in excess of par value	1,447,225	1,298,703
Cumulative net income	1,177,773	1,064,293
Accumulated other comprehensive income	1,124	1,231
Cumulative dividends	(1,406,786)	(1,325,541)

Total stockholders’ equity	1,424,926	1,243,809

	$2,917,418	$2,704,814

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

PORTFOLIO COMPOSITION

(EXCLUDING UNCONSOLIDATED JOINT VENTURE)

	Investment	Revenue
EQUITY OWNERSHIP	96%	94%
MORTGAGE LOANS RECEIVABLE	4%	6%

	100%	100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	62%	60%
SKILLED NURSING FACILITIES	29%	28%
CONTINUING CARE RETIREMENT COMMUNITIES	5%	6%
SPECIALTY HOSPITALS	2%	2%
MEDICAL OFFICE BUILDINGS	2%	4%

	100%	100%

OWNED FACILITIES

	FACILITIES	INVESTMENT	INVESTMENT PER BED/ UNIT SQ FT	BEDS/ UNITS/ SQ FT
NHP DIRECT OWNERSHIP
ASSISTED & IND LIVING FACILITIES	269	$1,929,671,000	$96,000	20,070
SKILLED NURSING FACILITIES	161	842,498,000	$46,000	18,297
CONTINUING CARE RETIREMENT	10	132,632,000	$72,000	1,852
SPECIALTY HOSPITALS	7	68,031,000	$225,000	303
MEDICAL OFFICE BUILDINGS*	24	64,034,000	$85	906,369

TOTAL	471	$3,036,866,000

UNCONSOLIDATED JV OWNERSHIP
SKILLED NURSING FACILITIES	7	$150,663,000	$147,000	1,028
ASSISTED & IND LIVING FACILITIES	6	77,779,000	$112,000	697

TOTAL	13	$228,442,000

GRAND TOTAL	484	$3,265,308,000

*	Medical office building cost per square foot reflects total purchase price including amounts classified as other assets

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE	LOAN VALUE PER BED/UNIT	BEDS/UNITS
SKILLED NURSING FACILITIES	19	$64,530,000	$29,000	2,223
ASSISTED & IND LIVING FACILITIES	13	51,275,000	$56,000	908
CONTINUING CARE RETIREMENT	1	19,632,000	$46,000	428

	33	$135,437,000

ASSETS HELD FOR SALE

FACILITIES	INVESTMENT
2	$194,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

PORTFOLIO STATISTICS (excluding medical office buildings)

	NHP CONSOLIDATED PORTFOLIO		UNCONSOLIDATED JV PORTFOLIO
	2007	2006	2007
TOTAL PORTFOLIO

RENT COVERAGE

EBITDARM
AL & IL	1.4x	1.4x	1.4x
SNF	1.9x	2.1x	1.7x

EBITDAR
AL & IL	1.2x	1.2x	1.2x
SNF	1.3x	1.5x	1.4x

EBITDAR MINUS CAPEX
AL & IL	1.1x	1.1x	1.1x
SNF	1.2x	1.4x	1.4x

OCCUPANCY
AL & IL	86%	88%	91%
SNF	83%	82%	91%

TENANT PRIVATE PAY AND MEDICARE
AL & IL	99%	100%	96%
SNF	46%	41%	59%
TOTAL PORTFOLIO	67%	62%	67%

NHP RENT BY PAYMENT SOURCE
MEDICAID	18%	23%	29%
MEDICARE	11%	12%	16%
PRIVATE AND OTHER	71%	65%	55%

AVERAGE AGE OF FACILITY IN YEARS
AL & IL	11	10	12
SNF	29	28	9

AVERAGE REMAINING LEASE TERM
AL & IL	12	14	13
SNF	7	9	15

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

SAME STORE PORTFOLIO STATISTICS (excluding medical office buildings)

	NHP CONSOLIDATED PORTFOLIO
	2007	2006
RENT COVERAGE

EBITDARM
AL & IL	1.5x	1.4x
SNF	2.0x	1.9x

EBITDAR
AL & IL	1.3x	1.2x
SNF	1.4x	1.3x

EBITDAR MINUS CAPEX
AL & IL	1.2x	1.1x
SNF	1.3x	1.2x

OCCUPANCY
AL & IL	89%	88%
SNF	82%	83%

TENANT PRIVATE PAY AND MEDICARE
AL & IL	99%	99%
SNF	45%	44%
TOTAL PORTFOLIO	65%	64%

NHP RENT BY PAYMENT SOURCE
MEDICAID	22%	23%
MEDICARE	13%	13%
PRIVATE AND OTHER	65%	64%

AVERAGE AGE OF FACILITY IN YEARS
AL & IL	12	11
SNF	29	28

AVERAGE REMAINING LEASE TERM
AL & IL	11	12
SNF	7	8

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

INVESTMENT BY OPERATOR (excluding assets held for sale, medical office buildings and JV assets)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
BROOKDALE SENIOR LIVING, INC.*	102	$517,470,000	17%	18%
HEARTHSTONE SENIOR SERVICES, L.P.	32	431,297,000	14%	12%
WINGATE HEALTHCARE, INC.	19	235,963,000	8%	6%
EMERITUS CORPORATION*	23	180,846,000	6%	6%
ATRIA SENIOR LIVING GROUP	17	124,583,000	4%	7%
LAUREATE GROUP	9	118,946,000	4%	3%
CARILLON ASSISTED LIVING	9	105,847,000	3%	3%
BEVERLY ENTERPRISES, INC.	28	100,113,000	3%	5%
EPOCH SENIOR LIVING, INC.	8	81,067,000	3%	3%
SENIOR SERVICES OF AMERICA	12	74,826,000	2%	2%
SUMMERVILLE SENIOR LIVING	6	70,177,000	2%	2%
NEXION HEALTH MANAGEMENT, INC.	18	55,496,000	2%	2%
PRIMROSE RETIREMENT ASSOCIATES	8	55,016,000	2%	1%
TRANS HEALTHCARE	7	46,676,000	1%	1%
HEALTHSOUTH CORPORATION*	2	45,645,000	1%	2%
OTHER—PUBLIC COMPANIES	14	56,975,000	2%	2%
OTHER	166	807,326,000	26%	25%

	480	$3,108,269,000	100%	100%

*	PUBLIC COMPANY

TOP FIVE STATES INVESTMENT AND REVENUE

(excluding held for sale, medical office building portfolio and JV portfolio)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	65	$455,489,000	15%	14%	4%
MASSACHUSETTS	31	$309,035,000	10%	9%	4%
CALIFORNIA	32	$232,296,000	7%	10%	2%
FLORIDA	30	$208,303,000	7%	6%	2%
WISCONSIN	36	$195,030,000	6%	5%	1%

SECURITY DEPOSITS

BANK LETTERS OF CREDIT	$57,605,000
CASH DEPOSITS	21,464,000

$79,069,000

CAPITALIZATION

(UNDEPRECIATED BOOK BASIS)

	6/30/07		12/31/06	6/30/06
	AMOUNT	PERCENTAGE	PERCENTAGE	PERCENTAGE
SECURED DEBT	$333,305,000	11%	12%	12%
UNSECURED DEBT	1,076,500,000	33%	34%	39%

TOTAL DEBT	1,409,805,000	44%	46%	51%
EQUITY	1,826,221,000	56%	54%	49%

	$3,236,026,000	100%	100%	100%

DEBT COMPOSITION

	AMOUNT	PERCENTAGE	WEIGHTED RATE
FIXED RATE	$1,138,811,000	81%	6.6%
FLOATING RATE SECURED	60,994,000	4%	5.8%
FLOATING RATE CREDIT FACILITY	$210,000,000	15%	8.25% Prime/6.23% LIBOR

	$1,409,805,000	100%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

2007 INVESTMENTS

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT/ SQ FT.	BEDS/UNITS/ SQ FT.
CURRENT QUARTER INVESTMENTS

NHP
ASSISTED & IND LIVING FACILITIES	30	$104,000,000	$73,000	1,418
SKILLED NURSING FACILITIES	14	61,000,000	$49,000	1,250
MEDICAL OFFICE BUILDINGS	3	23,000,000	$156	147,086

TOTAL ASSETS ACQUIRED	47	188,000,000
LOANS ACQUIRED/FUNDED		47,000,000

TOTAL ACQUISITIONS		235,000,000
CAPITAL EXPENDITURES		5,000,000

TOTAL INVESTMENTS	47	$240,000,000

UNCONSOLIDATED JOINT VENTURE
SKILLED NURSING FACILITIES	—	$—	$—	—
ASSISTED & IND LIVING FACILITIES*	1	17,000,000	$163,000	104

TOTAL ACQUISITIONS	1	$17,000,000

TOTAL
TOTAL ASSETS ACQUIRED	48	$205,000,000
LOANS ACQUIRED/FUNDED		47,000,000

TOTAL ACQUISITIONS		252,000,000
CAPITAL EXPENDITURES		5,000,000

TOTAL INVESTMENTS	48	$257,000,000

CURRENT YEAR INVESTMENTS

NHP
ASSISTED & IND LIVING FACILITIES	35	$163,000,000	$86,000	1,891
SKILLED NURSING FACILITIES	16	75,000,000	$52,000	1,440
CONTINUING CARE RETIREMENT COM.	3	39,000,000	$74,000	527
MEDICAL OFFICE BUILDINGS	3	23,000,000	$156	147,086

TOTAL ASSETS ACQUIRED	57	300,000,000
LOANS ACQUIRED/FUNDED		47,000,000

TOTAL ACQUISITIONS		347,000,000
CAPITAL EXPENDITURES		10,000,000

TOTAL INVESTMENTS	57	$357,000,000

UNCONSOLIDATED JOINT VENTURE

SKILLED NURSING FACILITIES	7	$151,000,000	$147,000	1,028
ASSISTED & IND LIVING FACILITIES*	2	37,000,000	$175,000	212

TOTAL ACQUISITIONS	9	$188,000,000

TOTAL

TOTAL ASSETS ACQUIRED	66	$488,000,000
LOANS ACQUIRED/FUNDED		47,000,000

TOTAL ACQUISITIONS		535,000,000
CAPITAL EXPENDITURES		10,000,000

TOTAL INVESTMENTS	66	$545,000,000

*	The above totals exclude four assisted living facilities the joint venture acquired from NHP for $41 million

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2007	$55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2011	350,000,000		6.5%
2012	96,000,000		8.3%
2015	250,000,000		6.0%

	$866,500,000		6.7%

(1)	Notes putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.
(2)	Notes putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.
(3)	Notes putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$639,000	7.8%
2008	—	—
2009	38,969,000	6.9%
2010	74,489,000	6.0%
2011	5,459,000	7.7%
2012	33,152,000	7.6%
2013	75,692,000	6.3%
2015	11,339,000	6.4%
THEREAFTER	93,566,000	5.5%

	$333,305,000	6.2%

LEASE EXPIRATIONS (excluding held for sale, medical office building portfolio and JV portfolio)

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2007	$2,821,000	10
2008	2,489,000	5
2009	3,776,000	9
2010	12,334,000	23
2011	9,005,000	22
2012	18,080,000	19
2013	18,552,000	32
2014	20,963,000	25
2015	8,835,000	10
2016	28,500,000	47
THEREAFTER	156,322,000	246

	$281,677,000	448

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2007	$10,115,000	2
2008	34,573,000	13
2009	38,744,000	9
2010	986,000	—
2011	1,072,000	—
2012	1,168,000	—
2013	9,775,000	—
2014	1,396,000	—
2015	3,650,000	1
2016	10,439,000	2
THEREAFTER	42,577,000	6

	$154,495,000	33

UNCONSOLIDATED JOINT VENTURE FINANCIAL STATEMENTS

BALANCE SHEET AT JUNE 30, 2007

ASSETS
LAND	$9,389,000
BUILDINGS AND IMPROVEMENTS	218,580,000

GROSS REAL ESTATE	227,969,000
ACCUMULATED DEPRECIATION	(2,126,000)

NET REAL ESTATE	225,843,000
CASH	2,543,000
RECEIVABLES	170,000
OTHER ASSETS	749,000

TOTAL ASSETS	$229,305,000

LIABILITIES AND EQUITY
NOTES AND BONDS PAYABLE	$122,295,000
A/P AND ACCRUED LIABILITIES	2,260,000

TOTAL LIABILITIES	124,555,000
EQUITY	104,750,000

TOTAL LIABILITIES AND EQUITY	$229,305,000

INCOME STATEMENT - SIX MONTHS ENDED JUNE 30, 2007

REVENUES
RENT	$5,000,000
INTEREST AND OTHER INCOME	12,000

TOTAL REVENUES	5,012,000
EXPENSES
INTEREST AND DEFERRED FINANCE COSTS	1,366,000
DEPRECIATION AND AMORTIZATION	2,126,000
GENERAL AND ADMINISTRATIVE*	564,000

TOTAL EXPENSES	4,056,000

NET INCOME	$956,000

NHP INCOME AND FFO FROM JV
25% SHARE OF NET INCOME	$239,000
MANAGEMENT FEE*	456,000

INCOME FROM JV	695,000
25% SHARE OF DEPRECIATION	532,000

FFO FROM JV	$1,227,000

*	the management fee is included in the joint venture’s general and administrative expense

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2007

RECONCILIATION OF 2007 NET INCOME GUIDANCE TO 2007 DILUTED FFO GUIDANCE

	LOW	HIGH
NET INCOME	$2.47	$2.50
LESS: PREFERRED DIVIDENDS	(0.06)	(0.06)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	1.05	1.05
LESS: GAINS ON SALE	(1.31)	(1.31)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.12)	(0.11)

DILUTED FUNDS FROM OPERATIONS	$2.03	$2.07

2007 EXPECTED REVENUE LEAKAGE

First Half 2007	2007 REVENUE	FULL YEAR REVENUE	GROSS PROCEEDS	GAIN
Purchase Options	$390,000	$524,000	$3,750,000	$1,048,000

Projected Remaining 2007
Certain
Purchase Options	$576,000	$4,586,000	$44,026,000	$10,600,000

High
Purchase Options	145,000	1,041,000	9,650,000	723,000
Loan Payoffs*	749,000	4,098,000	35,534,000	9,902,000
Asset Recycling	527,000	1,264,000	15,823,000	4,314,000
Lease Restructurings/Renewals	110,000	265,000	—	—

Total High	1,531,000	6,668,000	61,007,000	14,939,000

Total Projected Remaining 2007	$2,107,000	$11,254,000	$105,033,000	$25,539,000

Total Projected 2007
Total Certain	$966,000	$5,110,000	$47,776,000	$11,648,000
Total High	1,531,000	6,668,000	61,007,000	14,939,000

	$2,497,000	$11,778,000	$108,783,000	$26,587,000

*	The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities